                                                                 Exhibit (d)(ii)

                               AMENDED SCHEDULE A
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                           Fund                                             Effective Date
                           ----                                             --------------
Schwab International Index Fund - Investor Shares                           July 21, 1993

Schwab International Index Fund - Select Shares                             April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                               October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                                 April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset         September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset       September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset   September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                                              February 28, 1996

Schwab S&P 500 Fund - Investor Shares                                       February 28, 1996

Schwab S&P 500 Fund - Select Shares                                         April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)           May 21, 1996

Schwab International MarketMasters Fund - Investors Shares (formerly        September 2, 1996
known as Schwab MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select Shares (formerly known     April 1, 2004
as Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund (formerly known as Schwab MarketManager      October 13, 1996
Growth Portfolio and Schwab OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund (formerly known as Schwab                October 13, 1996
MarketManager Balanced Portfolio and Schwab OneSource Portfolios-Balanced
Allocation)

Schwab Small-Cap MarketMasters Fund (formerly known as Schwab               August 3, 1997
MarketManager Small Cap Portfolio and Schwab OneSource Portfolios-Small
Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset    April 16, 1998

Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                           October 28, 1998

Institutional Select Large Cap-Value Index Fund                             October 28, 1998

Institutional Select Small-Cap Value Index Fund                             October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares                      April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                        April 15, 1999

Communications Focus Fund                                                   May 15, 2000

Financial Services Focus Fund                                               May 15, 2000

Health Care Focus Fund                                                      May 15, 2000

Technology Focus Fund                                                       May 15, 2000

Schwab Hedged Equity Fund                                                   August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares                              June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                                June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                               September 2, 2003

Schwab Dividend Equity Fund - Select Shares                                 September 2, 2003

                                      SCHWAB CAPITAL TRUST

                                      By: /s/ Stephen B. Ward
                                          --------------------------------------
                                           Stephen B. Ward,
                                           Senior Vice President
                                           and Chief Investment Officer

                                      CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                      By: /s/ Randall W. Merk
                                          -------------------------------------
                                           Randall W. Merk,
                                           President and Chief Executive Officer

Dated as of April 1, 2004

                                   SCHEDULE B
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                              ADVISORY FEE SCHEDULE
 THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                  BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

               Fund                                        Fee
               ----                                        ---
Schwab International Index Fund           Seventy-one-hundredths of one percent
                                          (0.70%) of the Fund's average daily
                                          net assets not in excess of
                                          $300,000,000 and sixty one-hundredths
                                          of one percent (0.60%) of such assets
                                          over $300,000,000

Schwab Small-Cap Index Fund               Fifty-one-hundredths of one percent
                                          (0.50%) of the Fund's average daily
                                          net assets not in excess of
                                          $300,000,000 and forty-five
                                          one-hundredths of one percent (0.45%)
                                          of such assets over $300,000,000

Schwab MarketTrack Growth Portfolio       Fifty-four one-hundredths of one
(formerly known as Schwab Asset           percent (0.54%) of the Fund's average
Director-High Growth Fund)                daily net assets not in excess of $500
                                          million, and forty nine-one hundredths
                                          of one percent (0.49%) of such net
                                          assets over $500 million

Schwab MarketTrack Balanced Portfolio     Fifty-four one-hundredths of one
(formerly known as Schwab Asset           percent (0.54%) of the Fund's average
Director-Balanced Growth Fund)            daily net assets not in excess of $500
                                          million, and forty nine-one-hundredths
                                          of one percent (0.49%) of such net
                                          assets over $500 million

Schwab MarketTrack Conservative           Fifty-four one-hundredths of one
Portfolio (formerly  known as Schwab      percent (0.54%) of the Fund's average
Asset Director-Conservative Growth        daily net assets not in excess of $500
Fund)                                     million, and forty nine-one-hundredths
                                          of one percent (0.49%) of such net
                                          assets over $500 million

Schwab S&P 500 Fund                       Thirty-six one-hundredths of one
                                          percent (0.36%) of the Fund's average
                                          daily net assets not in excess of $1
                                          billion; thirty-three one hundredths
                                          of one percent (0.33%) of such net
                                          assets over $1 billion, but not more
                                          than $2 billion; and thirty-one one
                                          hundredths of one percent (0.31%) of
                                          such net assets over $2 billion

               Fund                                        Fee
               ----                                        ---
Schwab Core Equity Fund (formerly known   Fifty-four one-hundredths of one
as Schwab Analytics Fund)                 percent (0.54%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million, and forty nine-one-hundredths
                                          of one percent (0.49%) of such net
                                          assets over $500 million

Schwab International MarketMasters        One percent and forty one-hundredths
Fund - Investor Shares (formerly known    of one percent (1.40%) of the Fund's
as Schwab MarketManager International     average daily net assets
Portfolio and Schwab OneSource
Portfolios-International)

Schwab International MarketMasters        One percent and forty one-hundredths
Fund - Select Shares (formerly known      of one percent (1.40%) of the Fund's
as Schwab MarketManager International     average daily net assets
Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund            One percent (1.00%) of the Fund's
(formerly known as Schwab MarketManager   average daily net assets
Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund        Eighty-five one-hundredths of one
(formerly known as Schwab MarketManager   percent (0.85%) of the Fund's average
Balanced Portfolio and Schwab OneSource   daily net assets
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund       One percent and thirty one-hundredths
(formerly known as Schwab MarketManager   of one percent (1.30%) of the Fund's
Small Cap Portfolio and Schwab OneSource  average daily net assets
Portfolios-Small Company)

Schwab Market Track All Equity            Fifty-four one-hundredths of one
Portfolio (formerly known as Schwab       percent (0.54%) of the Fund's average
Asset Director-Aggressive Growth Fund)    daily net assets not in excess of $500
                                          million, and forty nine-one-hundredths
                                          of one percent (0.49%) of such net
                                          assets over $500 million

Institutional Select S&P 500 Fund         Twenty one hundredths of one percent
                                          (0.20%) of the Fund's average daily
                                          net assets not in excess of $1
                                          billion; and eighteen one hundredths
                                          of one percent (0.18%) of such net
                                          assets over $1 billion.

Institutional Select Large-Cap Value      Twenty one hundredths of one percent
Index Fund                                (0.20%) of the Fund's average daily
                                          net assets not in excess of $1
                                          billion; and eighteen one hundredths
                                          of one percent (0.18%) of such net
                                          assets over $1 billion

Institutional Select Small-Cap Value      Twenty-five one-hundredths of one
Index Fund                                percent (0.25%) of the Fund's average
                                          daily net assets not in excess of $1
                                          billion; and twenty-three one
                                          hundredths of one percent (0.23%) of
                                          such net assets over $1 billion

               Fund                                        Fee
               ----                                        ---
Schwab Total Stock Market Index Fund      Thirty one hundredths of one percent
                                          (0.30%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; and twenty-two one hundredths
                                          of one percent (0.22%) of such net
                                          assets over $500 million

Communications Focus Fund                 Fifty-four one-hundredths of one
                                          percent (0.54%) of the Fund's average
                                          daily net assets

Financial Services Focus Fund             Fifty-four one-hundredths of one
                                          percent (0.54%) of the Fund's average
                                          daily net assets

Health Care Focus Fund                    Fifty-four one-hundredths of one
                                          percent (0.54%) of the Fund's
                                          average daily net assets

Technology Focus Fund                     Fifty-four one-hundredths of one
                                          percent (0.54%) of the Fund's average
                                          daily net assets

Schwab Hedged Equity Fund                 One percent and seventy-five
                                          one-hundredths of one percent (1.75%)
                                          of the Fund's average daily net assets

Schwab Small-Cap Equity Fund              One percent and five one-hundredths of
                                          one percent (1.05%) of the Fund's
                                          average daily net assets

Schwab Dividend Equity Fund(TM) -         Eighty-five one-hundredths of one
Investor Shares                           percent (0.85%) of the Fund's average
                                          daily assets

Schwab Dividend Equity Fund -             Eighty-five one-hundredths of one
Select Shares                             percent (0.85%) of the Fund's average
                                          daily assets

                                  SCHWAB CAPITAL TRUST

                                  By: /s/ Stephen B. Ward
                                      ------------------------------------------
                                          Stephen B. Ward,
                                          Senior Vice President
                                          and Chief Investment Officer

                                  CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                  By: /s/ Randall W. Merk
                                      ------------------------------------------
                                          Randall W. Merk,
                                          President and Chief Executive Officer

Dated as of April 1, 2004